SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  November 21, 1997


                      NATIONAL FINANCIAL AUTO FUNDING TRUST
             (Exact name of registrant as specified in its charter)



              Delaware                  33-28829                       9999
(State or Other Jurisdiction    (Commission      (Primary Standard Industrial
       Identification Number)     File Number)    Classification Code Number)


One Park Place
621 N.W. 53rd Street
Boca Raton, FL 33487
(800) 999-7535
(Address and telephone number of Principal Executive Offices)

Item 5.       Other Events

Description of the Notes and the Receivables Pool

	National Financial Auto Funding Trust (the "Funding Trust") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement and the Prospectus (together, the "Prospectus") filed as part of Registration Statement, File No. 33-28829, in connection with the Funding Trust's issuance of a series of Notes, entitled National Auto Finance 1997-1 Trust Automobile Receivables-Backed Notes, Series 1997-1 (the "Notes"), to be issued pursuant to an Indenture, dated as of June 29, 1997, between (i) National Auto Finance 1997-1 Trust (the "Trust"), a Delaware business trust formed pursuant to a Trust Agreement dated as of June 29, 1997 between Funding Trust, as depositor, and Wilmington Trust company, as Owner Trustee, and (ii) Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent. The Notes designated as the Series 1997-1 Notes will be Secured by trust property consisting primarily of a segregated pool (the "Receivables Pool") of non-prime motor vehicle retail installment sale contracts (the "Receivables"), all of which are secured by new or used automobiles, light-duty trucks, vans or minivans financed thereby. The Receivables Pool will consist of Receivables having an aggregate principal balance as of June 29, 1997 (the "Cut-off Date") of approximately $66,156,163.54 and certain additional Receivables to the extent purchased by the Trust on or prior to October 30, 1997 with funds deposited in a Pre-Funding Account in the amount of approximately $6,689,091.18.

Computational Materials

	First Union Capital Markets Corp., as underwriter of the Notes (the "Underwriter") has provided certain prospective purchasers of Notes with certain computational materials (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables relating to the structure and terms of the Notes and the hypothetical characteristics and hypothetical performance of the Notes under certain assumptions and scenarios, based on collateral information provided by National Auto Finance Company, Inc.



              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date September 21, 1997.


              See Exhibit 1.

              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                    Date:
                    Amount:
              D.    Were any amounts paid or are any amounts payable under
                    the Certificate Guaranty Insurance Policy?   NO
                    Amount:
              E.    Are there any developments with respect to the Certificate
                    Insurance Guaranty Policy?        NONE.

              F.    Item 1: Legal Proceedings:        NONE

              G.    Item 2: Changes in Securities:    NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Servicer Certificate dated November 21, 1997.

National Auto Finance 1997-1 Trust
    Monthly Servicer Certificate
      21-Nov-97

                         Pre-
                 Pre-  Funding            Revol-
      Collect  Funding Reserve   Spread    ving      Cert     Trans-   Master
       Acct      Acct    Acct     Acct     Acct      Acct      feror   Servicer
   1          0  24,651  84,413  2,274,301      0           0        0         0
   2             28,004     378     10,188      0           0        0         0

   3  2,594,836       0       0          0      0           0        0         0
   4          0       0       0          0      0           0        0         0
   5     11,003       0       0          0      0           0        0         0
   6          0       0       0          0      0           0        0         0
   7     -6,717       0       0          0      0           0    6,717         0
   8          0       0       0          0      0           0        0         0
   9    -11,003       0       0    -10,188      0           0   21,191         0
  10 -1,599,755       0       0          0      0   1,599,755        0         0
  11          0       0       0          0      0           0        0         0

  12   -988,364       0       0          0      0     988,364        0         0
  13          0       0       0          0      0           0        0         0
  14          0       0       0          0      0           0        0         0
  15          0       0       0          0      0           0        0         0
  16          0       0       0          0      0           0        0         0
  17          0       0       0          0      0           0        0         0
  18          0       0       0          0      0           0        0         0
  19          0 -28,004    -378          0      0      28,382        0         0
  20          0       0       0          0      0           0        0         0
  21          0 -24,651       0          0      0      24,651        0         0
  22          0       0       0          0      0           0        0         0
  23          0       0       0          0      0           0        0         0
  24          0       0       0          0      0           0        0         0
  25          0       0       0          0      0           0        0         0

  26          0       0       0          0      0           0        0         0
  27          0       0 -84,413          0      0      84,413        0         0
  28          0       0       0  2,274,301      0   2,725,565   27,908         0
  29          0       0       0          0      0   2,725,565        0         0

   1Beginning Account Balances
   2Interest Income

    Collection Account
   3Lockbox Collections during the Collections Period
   4Add: Retransfer Amount received in respect of any Retransferred Contracts 5Add: Any income and gain from investments of funds in the Collection Acct 6Add: Amts received from Transferor, Master Servicer or any Subservicer 7Less: Late Payment fees collected with respect to the Contracts on Deposit 8Less: Supplemental Servicing Fee
   9Less: Any income and gain on investments of deposits in Collection Acct 10Less: Scheduled, Prepay and Liquidated Contract Principal
  11Less: Amounts deposited with respect to Retransferred Contracts

    Certificate Account
  12Add: Withdrawals from Collection Account
  13Add: Amounts received from the Transferor
  14Add: Amts received from the Master Servicer or Subservicer
  15Add: Withdrawals from Revolving Account
  16Add: Withdrawals from the Pre-Funding Reserve Account
  17Add: Withdrawals from the Spread Account
  18Add: Proceeds of any Contracts or Property
  19Add: Any income & gain on investments of funds in Certificate Acct
  20Add: Amounts received from Certificate Insurer
  21Add: Withdrawals from the Revolving Account or Pre-Funding Account
  22Less: Expenses of an Opinion of Counsel
  23Less: Expenses of Master Servicer or Transferor
  24Less: Payments to the Master servicer of Insurance and Liquidation Proceeds 25Less: Pmts to Transferor w/ respect to Retransferred Contracts or property

    Pre-Funding Reserve Account
  26Less: Amount in excess of Required Deposit
  27Less: Amounts Distributed
  28Ending Account Balances
  29Available Amount to Certificate Holders

National Auto Finance 1997-1 Trust
    Monthly Servicer Certificate
              21-Nov-97
                                                            Cert
                                                          Account     Payment

Available Amount                                          2,725,565           0

Payments on Payment Date
      (i)  Servicing Fee                                   (104,089)    104,089
           NAFI Operating Depository Account
           First Union National Bank, Charlotte, NC
           Acct #2010000259454 - ABA 053000219

     (ii)  Trustee, Collateral Agent                              0           0
           and Custodial fees
           Harris Trust and Savings Bank


    (iiia) Class A Interest                                (336,135)    336,135

    (iiib) Class A Principal                             (1,480,428)  1,480,428

     (iv)  Certificate Insurer                              (19,085)     19,085
           Financial Security Assurance
           Morgan Guaranty Trust
           Acct #000-33-345 ABA 021-000-238

      (v)  Collateral Agent (Spread Account)                     (0)          0
           Harris Trust and Savings Bank

     (va)  [Reserved]                                             0           0

     (vi)  Unreimbursed expenses to the Trustee                   0           0

     (vii) Unreimbursed expenses to the Master Servicer           0           0

    (viii) Unreimbursed expenses to the Standby Servicer          0           0

     (ix)  Unreimbursed expenses to the Transferor                0           0

      (x)  Class B Certificate Holders                     (785,827)    785,827


Pursuant to section 3.17 of the Pooling and Service Agreement dated as of July 17,1997 among National Financial Auto Funding Trust, National Auto Finance Company, Inc. and Harris Trust and Savings Bank, the undersigned, as the Master Servicer, is providing the attached Monthly Statement for the
Collection Period        31-Oct-97

NATIONAL AUTO FINANCE COMPANY, INC.
as Master Servicer


Kevin Adams              23-Jul-99
Vice President - Chief Financial Officer


National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
   21-Nov-97

                                                       1 Month      2 Months
(A) Portfolio Performance Tests:         Current:      Previous      Previous
                                         (yes/no)      (yes/no)      (yes/no)
Trigger Event  (Yes/No)                     no            no            no

                                                       Monthly
Delinquencies                                        Delinquency
                        Delinquencies      ACPB         Ratio
2 Months Prior:             3,949,658    63,775,120     6.193%
1 Month Prior:              4,386,150    62,453,377     7.023%
Current:                    4,333,966    68,177,182     6.357%
                                                        6.524%

Maximum Delinquency Ratio                                    8.25%

                                                       Monthly        Annual
Gross Defaulted Contracts                              Default       Default
                           Defaults        ACPB          Rate          Rate
2 Months Prior:               253,671    64,398,182     0.39%         4.73%
1 Month Prior:              1,151,315    63,114,248     1.82%         21.89%
Current:                      840,925    65,315,280     1.29%         15.45%
                                                        1.169%       14.022%

Maximum Annualized Default Ratio
(i)  Month 1 through 24                                                   18.00%
(iii)  Month 25 through the remainder of the transaction                  14.00%

                                                       Monthly        Annual
Losses                                                   Loss          Loss
                            Losses         ACPB          Rate          Rate
2 Months Prior:                 5,993    64,398,182     0.01%         0.11%
1 Month Prior:                 33,215    63,114,248     0.05%         0.63%
Current:                       70,378    65,315,280     0.11%         1.29%
                                                        0.057%        0.679%

Maximum Annualized Net Loss Rate
(i)  Month 1 through 24                                                    8.00%
(iii)  Month 25 through the remainder of the transaction                   6.00%

Extensions                Extensions   Active Accts
2 Months Prior:                     0         5,595
1 Month Prior:                     46         5,491
Current:                          118         5,894


National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
   21-Nov-97

                                                       1 Month      2 Months
(B) Insurance Agreement Event of Defaults              Previous      Previous
                                         Current:      (yes/no)      (yes/no)
Event of Default (Yes/No)                   no            no            no

(1)         Bankruptcy or insolvency of the Company, or the Seller;

(2) A default or a breach of a representation, warranty, or covenant by the Company or the Seller under any of the transaction documents which has not been cured within the applicable grace period;

(3)         Any claim for payment under the Certificate Policy;

(4) Delinquency Ratio is 11% or higher averaged over the 3 previous Monthly Periods:

                                                       Monthly
Delinquencies                                        Delinquency
                        Delinquencies      ACPB         Ratio
2 Months Prior:             3,949,658    63,775,120          6.19%
1 Month Prior:              4,386,150    62,453,377          7.02%
Current:                    4,333,966    68,177,182          6.36%
                                                             6.52%

Maximum Delinquency Ratio                                   11.00%


(5)         The Default Rate average over the 3 previous Monthly
            Periods exceeds 25% for month 1 through 24,
             and 17% for the remainder of the transaction;


                                                       Monthly        Annual
Defaults                                               Default       Default
                           Defaults        ACPB          Rate          Rate
2 Months Prior:               253,671    64,398,182          0.39%         4.73%
1 Month Prior:              1,151,315    63,114,248          1.82%        21.89%
Current:                      840,925    65,315,280          1.29%        15.45%
                                                             1.17%        14.02%

Maximum Delinquency Ratio
(i)  Month 1 through 24                                                   25.00%
(iii)  Month 25 through the remainder of the transaction                  17.00%


National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
   21-Nov-97


(B) Insurance Agreement Event of defaults (Cont.)

(6) The Net Loss Rate averaged over the 3 previous Monthly Periods exceeds 11% for month 1 through 24, and 8% for the remainder of the transaction;


                                                       Monthly        Annual
Losses                                                   Loss          Loss
                            Losses         ACPB          Rate          Rate
2 Months Prior:                 5,993    64,398,182         0.009%        0.112%
1 Month Prior:                 33,215    63,114,248         0.053%        0.632%
Current:                       70,378    65,315,280         0.108%        1.293%
                                                            0.057%        0.679%

Maximum Annualized Net Loss Rate
(i)  Month 1 through 24                                                   11.00%
(iii)  Month 25 through the remainder of the transaction                   8.00%


(7)         The Servicer Termination Events listed below:

    (i)     Failure to deposit funds as required under the              no
            Pooling and Servicing Agreement

    (ii)    Failure to deliver the Servicer's Certificate               no

   (iii)    Breach of Servicer covenants                                no

    (iv)    Bankruptcy or insolvency of the Servicer                    no

    (v)     Material breach of representations and warranties           no

    (vi)    Certificate Insurer has not delivered a                     no
            Servicer Extension Notice

   (vii)    Insurance Agreement Event of Default on                     no
            this or other transactions

   (viii)   Claim under the policy                                      no


National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
  21-Nov-97


Class A Interest Schedule
           Opening Class A Principal Balance                         63,521,664
           Class A Interest Rate                                           6.35%
           30/360*Class A Interest Rate                                    0.53%
           Current Class A Interest  Distribution                        336,135
           Prior Class A Interest Arrearage                                    0
           Class A Interest Due                                          336,135

           Current Class A Interest Arrearage                                  0

Class A Principal Schedule

           Opening Class A Principal Balance                          63,521,664

           Scheduled Principal                                           901,978
           Prepayments                                                   484,419
           Liquidated Contracts                                          213,359
           Less: Principal write-up adjustment                                 0
                                                                       1,599,755
           Retransfers                                                         0
                                                                       1,599,755

           Class A Share - 91%                                         1,455,777
           Remaining Prefunding Account Balance                                0
           Principal due to Class A                                    1,455,777

           Prepayment from Revolving Account                                   0
           Prepayment From Pre-Funding Account                            24,651
           Prior Class A Arrearage                                             0

           Class A Principal Due                                       1,480,428

           Class A Principal Distribution                              1,480,428

           Current Class A Arrearage                                           0

Ending Class A Principal Balance after current Distribution           62,041,236


Servicing Fee Schedule

           Beginning Collateral Balance                              62,453,377
           Annual Servicing Rate                                           2.00%
           Prior Servicing Fee Arrearage                                      0
           Current Servicer Fee                                         104,089
           Servicer Fee Due                                             104,089
           Servicer Fee Paid                                            104,089
           Current Servicing Fee Arrearage                                    0


National Auto Finance 1997-1 Trust
National Auto Finance Company, Inc.
Monthly Servicer Certificate


Trustee Fee Schedule

Annual Trustee Fee                                                            0
Prior Trustee Fee Arrearage                                                   0
Current Trustee Fee                                                           0
Trustee Fee Due                                                               0
Current Trustee Fee Arrearage                                                 0


Certificate Insurer Schedule

Ending  Class A Balance                                              65,435,423
Insurance Premium                                                         0.350%
Insurance Premium Supplement                                               0.50%
Certificate Insurer Fee                                                  19,085


Pre-Funding Account

Opening Balance                                                           24,651
Monthly Originations X 91%                                                     0
Withdrawal From Pre-Funding Account                                      -24,651
Prepayment associated w/ end of Pre-Funding Period                        24,651
Closing Balance                                                                0



Revolving Account Schedule

Opening Balance                                                               0
Amount Transferred from Collection Account                                    0
First Interim Balance                                                         0
Withdrawal From Revolving Account                                             0
Second Interim Balance                                                        0
Amount Transferred to Certificate Account
Prepayment Associated with Release from Revolving Account                     0
Ending Balance                                                                0


Spread Account

Initial Collateral Balance                                           66,891,200
Opening Spread Account Balance                                        2,274,301
Less Interest Earned                                                    (10,188)
Opening Spread Account Balance                                        2,274,301
Required Balance Spread Account                                       2,274,301
Required Deposit to Spread Account                                            0
Ending Spread Account Balance                                         2,274,301

Cap                                                                   2,274,301

Floor                                                                62,041,236
The Floor Amount at any time will be equal to the greater of (i) the outstanding Class A
Certificate Balance, and (ii) $100,000

National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
    21-Nov-97


Class A Certificate Factor

                                       Current Class A Balance       62,041,236
                                       Initial Class A Balance       66,891,200

                                       Certificate Factor:           0.927494736




Aggregate Contract Principal Balance                                 68,177,182

Class A Balance                                                      62,041,236
Less: Revolving Account X 91%                                   0
Less: Prefunding Account                                        0
Over 92 Day Inventory X 91%                                     0             0
 Receivable backed Certificates                                      62,041,236

A Investor Percentage                                                     91.00%



National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
21-Nov-97


Beginning of Transaction           07/21/97
Payment Date                       11/21/97
Month of Transaction                       4
Period Ended                       10/31/97

Collection Account
Beginning Balance                                                          0.00
Collections during the Collections Period                           2,594,836.29
Retransfer Amt received in respect of any Retransferred Contracts          0.00
Any income & gain from investments of funds in Collection Acct        11,003.17
Amts received from Transferor, Master Servicer or any Subservicer          0.00

Late Payment Fees collected w/ respect to Contracts on Deposit         6,716.91
Supplemental Servicing Fee                                                 0.00
Amounts deposited with respect to  Retransferred Accounts                  0.00
Scheduled Principal  (During Revolving Period - Months 1 through 2)  901,977.71
Prepayments (During Revolving Period - Months 1 through 2)           484,418.54
Recoveries (During Revolving Period - Months 1 through 2)            142,981.03

Certificate Account
Amounts received from the Transferor                                       0.00
Amounts received from the Master Servicer or Subservicer                   0.00
Withdrawals from the Pre-Funding Reserve Account                           0.00
Withdrawals from the Spread Account                                        0.00
Proceeds of any Contracts or Property                                      0.00
Any income and gain on investments of funds in the Certificate Accou       0.00
Amounts received from Certificate Insurer (Claims to FSA)                  0.00

Expenses of an Opinion of Counsel                                          0.00
Expenses of Master Servicer or Transferor                                  0.00
Payments to the Master servicer of Insurance and Liquidation Proceed       0.00
Payments to the Transferor with respect to Retransferred Contracts o       0.00

Pre-Funding Reserve Account
Beginning Balance                                                     84,412.61
Amount in excess of Required Deposit                                       0.00
Interest Income                                                          378.11

Certificate Insurer
Is there a claim on the policy in the current month,                No
or has there ever been a claim?

Revolving Account
Beginning Balance                                                          0.00
Transfers                                                                  0.00
Over 3.0 Million Principal
Remaining balance due to Investors                                         0.00
Interest Income                                                            0.00

Pre-Funding Account
Beginning Balance                                                     24,651.12
Interest Income                                                       28,004.11


Spread Account
Beginning Balance                                                   2,274,300.80
Interest Income                                                       10,187.53

National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
21-Nov-97


Number of loans currently owned by Trust                                  5,894

Initial Collateral Balance                                           66,891,200

New Originations Transferred to Trust                                 7,323,561


Initial Certificate Account Balance                                           0

Previous Servicing Fee Arrearage                                              0

Previous Trustee, Collateral Agent,                                           0
Lockbox and Custodian fees - Arrearage

Previous Class A Interest Arrearage                                           0

Unreimbursed expenses to the Trustee                                          0

Unreimbursed expenses to the Master Servicer                                  0

Unreimbursed expenses to the Standby Servicer                                 0

Unreimbursed expenses to the Transferor                                       0


Opening Class A Principal Balance                                    66,891,200
Prior Class A Principal Arrearage                                             0



                                             1 Month     2 Months    3 Months
                                  Current      Prior       Prior       Prior

30+ Days Past Due                 2,637,619  3,021,483    3,036,977   3,307,785
60+ Days Past Due                 1,061,407    900,198      892,814           0
90+ Days Past Due                   634,941    464,470       19,868           0
Delinquent (30+ days past due)    4,333,966  4,386,150    3,949,658   3,307,785

Current Month Repos                 462,158    686,845      233,803      21,155
New over 90 Days                    378,767    464,470       19,868           0
Defaults                            840,925  1,151,315      253,671      21,155

Liquidated Contracts
  Repos > 90 Days                     3,531          0            0           0
  Closed Repo's                     209,828    120,888       24,994      14,454
  Past Due > 120 Days                     0          0            0           0
  Chapter 13 Bankruptcy                   0          0            0           0
  Net Liquidated Accounts           213,359    120,888       24,994      14,454

Recoveries - net of expenses        142,981     87,673       19,001      10,923

Net Losses                           70,378     33,215        5,993       3,531

ACPB                             68,177,182 62,453,377   63,775,120  65,021,244



Principal Paid

                      08/21/97               1,032,777
                      09/21/97               1,133,973
                      10/21/97               1,202,786

                                             3,369,536





        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION


                           /s/ Name: Keith B. Stein
                           Secretary

Dated:        November 30, 1997